SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC  20549


                   __________________________________

                                 FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                     Date of Report:  January 24, 2000

                          TRIGEN ENERGY CORPORATION


Delaware			                  	1-13264			                    13-3378939
---------------				     -------------------		           ------------------
State or other			       Commission File No		            IRS Employer
Jurisdiction of							                                  Identification No.
Incorporation


One Water Street
White Plains, NY  							                                10601-1009
-----------------------							                          -------------
Address of Principal							                              Zip Code
Executive Offices

                            914-286-6600
                         -------------------
                    Registrant's telephone number

Item 5.	Other Events.

The Press Release attached hereto as Exhibit 99.1,
Additional Exhibits, is incorporated by reference.

                         SIGNATURES

	Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             				TRIGEN ENERGY CORPORATION



Date: January 24, 2000		         By: /s/  Martin S. Stone
                                 __________________________
	                                Martin S. Stone,
                                 Vice President and Chief Financial Officer

                         TRIGEN ENERGY CORPORATION


                          			Index of Exhibits

Exhibit			 Description


99.1*			   Press Release dated January 19, 2000.
99.2*			   Tender and Voting Agreement dated January 19, 2000
99.3*			   Agreement and Plan of Merger dated January 19, 2000
99.4*			   Letter Agreement dated January 19, 2000


------------------------------
*  Filed herewith.